Schedule of Future Minimum Lease Payments (Details) - Bridge Media LLC [Member] - USD ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2022
Restructuring Cost and Reserve [Line Items]
2023	$ 12
2024	47	$ 23
2025	24	23
2026	11	20
2027	11	11
2027		11
Thereafter		46
Minimum lease payments	150	133
Risk free rate discount	(29)	(32)
Discounted Total	121	$ 101
Thereafter	$ 46